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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☒ Definitive Proxy Statement
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Commerce Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

Commerce Bancshares, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 20, 2005
      The annual meeting of the shareholders of Commerce Bancshares, Inc., will be held in the Auditorium on the 15th Floor of the Commerce Trust Building at 922 Walnut Street, Kansas City, Missouri on April 20, 2005, at 9:30 a.m., for the following purposes:

(1) To elect four directors to the 2008 Class for a term of three years;

(2) To approve the adoption of the 2005 Equity Incentive Plan;

(3) To ratify the selection of KPMG as the Company’s audit and accounting firm; and

(4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
      Shareholders of record at the close of business February 18, 2005, are entitled to notice of and to vote at the meeting.
      To be sure that your shares are represented at the meeting, please either complete and promptly mail the enclosed proxy card in the envelope provided for this purpose or vote through the telephone or Internet voting procedures described on the proxy card. If your shares are registered in the name of a bank or brokerage firm, telephone or Internet voting will be available to you only if offered by your bank or broker and such procedures are described on the voting form sent to you.
      Most shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. Please refer to page 22 of the proxy statement and your proxy card for further information.

By Order of the Board of Directors

J. Daniel Stinnett, Secretary
March 11, 2005
      It is important that your stock be represented at the meeting. You are urged to date, sign and return the enclosed proxy promptly or register your vote by telephone or through the Internet as described on the proxy card.

PROXY STATEMENT
COMMERCE BANCSHARES, INC.
Annual Meeting April 20, 2005
Solicitation
      The Board of Directors of Commerce Bancshares, Inc. (the Company), P.O. Box 419248, Kansas City, Missouri 64141-6248 solicits your proxy, and asks that you vote, sign, date and promptly mail the enclosed proxy card for use at the annual meeting of shareholders to be held in the Auditorium on the 15th Floor of the Commerce Trust Building at 922 Walnut Street, Kansas City, Missouri on April 20, 2005, at 9:30 a.m. Most shareholders also have a choice of voting by using a toll-free telephone number or by voting over the Internet. Please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you.
      The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally or by telephone, telegram or via the Internet by regular employees of the Company. Morrow & Co. has been retained by the Company at an estimated cost of $7,500 plus reasonable out-of-pocket expenses to aid in the solicitation of proxies. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to their principals and the Company will reimburse them for the expense of doing so. This proxy statement and proxy will be first sent to security holders on or about March 11, 2005.
      If you wish, at any time before your proxy is voted, you may revoke it by written notice to the Company, or by delivery of a later-dated proxy (including a telephone or Internet vote), or by voting in person at the meeting.
      The shares represented by all properly executed proxies will be voted as directed by you. In the absence of direction, properly executed proxies will be voted in accordance with the recommendations of the Board as set forth below.
Voting Securities and Ownership Thereof by Certain Beneficial Owners and Management
      Only shares held of record at the close of business on February 18, 2005, are entitled to vote at the meeting, and at the close of business on said date there were outstanding 67,328,443 shares of common stock of the Company. Each holder of common stock is entitled to one vote for each share held. In the election of directors, abstentions and broker nonvotes will be considered solely for quorum purposes and are not counted for the election of directors. On all other matters presented for shareholder vote, abstentions will be treated as votes against such matters and broker nonvotes will be treated as not entitled to vote and have no effect on the outcome.
      (a) Under applicable Securities and Exchange Commission Rules, beneficial ownership of shares includes shares as to which a person has or shares voting power and/or investment power.
      As of December 31, 2004, the trust departments of the Company’s subsidiary banks beneficially owned 5,874,289 shares representing 8.6% of the Company’s outstanding common stock as of that date. Of those shares the subsidiary banks had (i) sole voting power over 4,437,625 shares; (ii) shared voting power over 1,406,298 shares; (iii) sole investment power over 3,677,867 shares and (iv) shared investment power over 1,721,954 shares. The Company has been advised by the subsidiary banks that the shares held by them and as to which they have sole voting power will be voted at the annual meeting for Proposals One, Two and Three. Shares held in all other fiduciary accounts will be voted as specifically directed by the co-trustees and co-executors. Shares held in custodial accounts will be voted by the owners.
      (b) The following information pertains to the common stock of the Company beneficially owned, directly or indirectly, by all directors and nominees for director, the executive officers named in the Summary Compensation Table, and by all directors, nominees and executive officers of the Company as a group as of

December 31, 2004. This table also includes each person known to be the beneficial owner of 5% or more of the Company’s outstanding common stock. Such persons have sole voting and sole investment power as to such shares unless otherwise noted.

	Number of		Percent
Name and Address of Beneficial Owner	Shares		of Class

Giorgio Balzer	8,474		*
Kansas City, Missouri
Kevin G. Barth	33,684		*
Leawood, Kansas	75,692	(2)
John R. Capps	5,485		*
Creve Coeur, Missouri
W. Thomas Grant, II	2,899		*
Shawnee Mission, Kansas
James B. Hebenstreit	32,935		*
Kansas City, Missouri	42,021	(6)
David W. Kemper	1,032,392
Ladue, Missouri	117,554	(1)
	234,649	(2)
	143,533	(3)
	856,057	(4)
	2,002,562	(5)	6.3
Jonathan M. Kemper	60,143
Kansas City, Missouri	426,887	(1)
	856,057	(4)
	292,953	(2)
	143,533	(3)
	940,746	(5)	3.9
Charles G. Kim	25,505
Clayton, Missouri	105,222	(2)
Seth M. Leadbeater	32,647		*
Clayton, Missouri	126,537	(2)
Thomas A. McDonnell	11,068		*
Kansas City, Missouri
Terry O. Meek	29,517		*
Springfield, Missouri
Benjamin F. Rassieur, III	6,782		*
St. Louis, Missouri
Andrew C. Taylor	16,747		*
St. Louis, Missouri
Mary Ann Van Lokeren	9,199		*
St. Peters, Missouri
Robert H. West	16,903		*
Kansas City, Missouri
All 22 directors, nominees and executive officers as a group (including those listed above)	6,858,417
	1,232,651	(2)	9.9

(1)	Shared voting power and investment power.

(2)	Shares which could be acquired within 60 days by exercise of options.

(3)	Owned by a corporation for which Messrs. David W. Kemper and Jonathan M. Kemper serve as directors. Messrs. David W. Kemper and Jonathan M. Kemper disclaim beneficial ownership as to such shares.

(4)	Mr. Jonathan M. Kemper has sole investment power, but shares voting power with Mr. David W. Kemper.

(5)	Shared voting power.

(6)	Owned by a corporation for which Mr. Hebenstreit serves as President. Mr. Hebenstreit disclaims beneficial ownership in these shares.

*	Less than 1%.
THE BOARD OF DIRECTORS
RECOMMENDS A VOTE FOR ALL THE
NOMINEES TO THE
CLASS OF 2008
PROPOSAL ONE
ELECTION OF DIRECTORS
      Under the Articles of Incorporation and the By-laws of the Company, the Board of Directors is divided into three classes, each as nearly equal as possible, and the Board is authorized to determine the number of persons constituting the board. The board has fixed the number of directors at twelve. Therefore, it is proposed that four directors be elected at the meeting to serve until the 2008 annual meeting (the 2008 Class), and until their successors shall be elected and qualified unless otherwise directed. The persons acting under the accompanying proxy intend to vote for the election of the nominees hereinafter named. Should any nominee become unable to accept nomination or election, it is intended, unless otherwise directed, that the person acting under the proxy will vote for the election of such other person as the Board of Directors of the Company may recommend. The four nominees for election as directors to the Class of 2008 who receive the greatest number of votes cast at the meeting, a quorum being present, shall become directors. Vacancies occurring in a class during a term are filled by the Board pursuant to the Company’s By-laws. There are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.
      The following information is provided with respect to each nominee:

Name and Age	Periods Served as Director and Business Experience During Past 5 Years

2008 Class:
John R. Capps, 54	Elected a director in January, 2000. Mr. Capps has served as the President and Chief Executive Officer of Plaza Motor Company since 1981. Plaza Motor Company is a retail dealership for eight luxury automobile franchises. Mr. Capps is a director of Whitfield School (from 1995-present), St. Louis Priory School (from 1988-present), Muny Opera (from 1999-present), St. Louis Art Museum (from October, 2001-present) and Contemporary Art Museum (from January, 2003-present). He is Past Chairman of the Regional Business Council. He also served as a director of Commerce Bank, N.A., a subsidiary of the Company.

W. Thomas Grant, II, 54	Elected a director in June, 1983. Mr. Grant is Chairman (since October, 1995), President and Chief Executive Officer of LabOne, Inc. LabOne, Inc. is a national laboratory services provider that performs insurance, clinical and substance abuse testing.

Name and Age	Periods Served as Director and Business Experience During Past 5 Years

James B. Hebenstreit, 59	Elected a director in October, 1987. Mr. Hebenstreit has been President of Bartlett and Company since January, 1992. Bartlett and Company is engaged in grain merchandising and storage, flour and feed milling and cattle feeding. Mr. Hebenstreit is Chairman of the Company’s Committee on Governance/Directors.

David W. Kemper, 54	Elected a director in February, 1982. Mr. Kemper is Chairman of the Board (since November, 1991), President and Chief Executive Officer of the Company and is Chairman of the Board, President, and Chief Executive Officer of Commerce Bank, N.A., a subsidiary of the Company. He is also a director of Ralcorp Holdings, Inc., and Tower Properties Company. Mr. David Kemper is the brother of Jonathan M. Kemper.

The following information is provided with respect to the directors who are continuing in office for the respective periods and until their successors are elected and qualified:

2007 Class:
Thomas A. McDonnell, 59	Elected a director in April, 2001. Mr. McDonnell is the President and Chief Executive Officer of DST Systems, Inc. DST Systems is a provider of computer software solutions to the financial services and other industries. He has been employed by DST since 1969 and has served as President since January, 1973 (except for a 30-month period from October, 1984 to April, 1987). He is a director of DST Systems, Inc., Blue Valley Ban Corp, Euronet Worldwide, Inc., Garmin, LTD and Kansas City Southern (since March, 2003).

Benjamin F. Rassieur, III, 50	Elected a director in August, 1997. Mr. Rassieur is President of Paulo Products Company. The company is engaged in commercial heat-treating, electroplating, and furnace brazing services. Mr. Rassieur has served as a director of Commerce Bank, N.A., a subsidiary of the Company.

Andrew C. Taylor, 57	Elected a director in February, 1990. Mr. Taylor is Chairman and Chief Executive Officer of Enterprise Rent-A-Car Company (formerly Enterprise Leasing Co.) which is engaged in automobile leasing, rental and related services. He is also a director of Anheuser-Busch Companies. Mr. Taylor has served as a director of Commerce Bank, N.A., a subsidiary of the Company. Mr. Taylor is Chairman of the Company’s Compensation and Human Resources Committee.

Robert H. West, 66	Elected a director in October, 1985. Mr. West retired as Chairman of the Board of Butler Manufacturing Company and from its board of directors on July 1, 1999. He is a director of Great Plains Energy, Inc. and Burlington Northern Santa Fe Corporation. Mr. West has also served as a director of Commerce Bank, N.A., a subsidiary of the Company. Mr. West is Chairman of the Company’s Audit Committee and designated as that Committee’s financial expert.

Name and Age	Periods Served as Director and Business Experience During Past 5 Years

2006 Class:
Giorgio Balzer, 65	Elected a director in December, 1990. From August of 1990 until May, 2003, Mr. Balzer served as Chairman and Chief Executive Officer of Business Men’s Assurance Company of America. From May, 2003 until December 31, 2004, he served as Chairman of the Board and Chief Executive Officer of Generali USA Life Reassurance Company. Since January 1, 2005, he has served as Chairman of the Board of Generali USA Life Reassurance Company. He is also U.S. Representative for Assicurazioni-Generali, S.p.A., U.S. Branch, an Italian insurance group, as well as Chairman of Worldwide Assistance Services, Inc., Washington, D.C. He is also a director of Transocean Holding Corp., a Generali financial company in the U.S.

Jonathan M. Kemper, 51	Elected a director in January, 1997. Mr. Kemper is Vice Chairman of the Company and Vice Chairman of Commerce Bank, N.A., a subsidiary of the Company. He is a director of Tower Properties Company, Generali Life Reassurance Company (since September, 2003), Midwest Research Institute (since May, 2001) Chairman (since October, 2004 formerly Vice Chairman) of the National Trust for Historic Preservation Board of Trustees and a Trustee of the Kansas City Public Library. Mr. Jonathan Kemper is the brother of David W. Kemper.

Terry O. Meek, 61	Elected a director in April, 1989. Mr. Meek is President of Meek Lumber Yard, Inc., which operates a chain of builders’ materials centers under the name Meeks Building Centers. He has served as a director of Commerce Bank, N.A., a subsidiary of the Company.

Mary Ann Van Lokeren, 57	Elected a director in April, 1996. Ms. Van Lokeren is the Chief Executive Officer of Krey Distributing Company. Krey Distributing Company is the exclusive Anheuser Busch wholesaler for St. Charles and Lincoln counties in Missouri. She is also a director of Laclede Gas Company, Masco Corporation and D & K Healthcare Resources (since May, 2003). She has served as a director of Commerce Bank, N.A., a subsidiary of the Company.
Audit Committee
      During 2004 Messrs. John R. Capps, James B. Hebenstreit, Thomas A. McDonnell, Benjamin F. Rassieur, III and Robert H. West (Chairman) served as members of the Audit Committee. It has been determined by the Board of Directors that all members of the Audit Committee are independent pursuant to the Sarbanes-Oxley Act of 2002, NASDAQ Rule 4200 and the Federal Deposit Insurance Corporation and Improvement Act of 1991. The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s accounting, auditing and financial reporting processes. The Audit Committee is responsible for the compensation and appointment of the Company’s public accountants for the purpose of the examination and audit of the Company’s financial statements. The Audit Committee reviews the scope of audits to be performed by the independent public accountants and the internal auditing staff of the Company, and reviews annually the program of the internal auditing staff both with respect to audits performed in the prior year and scheduled audits for the ensuing year. The Audit Committee held four meetings during 2004. Complete information on the activity of the Audit Committee is provided in the Audit Committee Report on page 19. The Audit Committee Charter may be viewed at www.commercebank.com/027.html.
Compensation and Human Resources Committee
      The Board of Directors has appointed a Compensation and Human Resources Committee consisting entirely of independent directors. The Compensation and Human Resources Committee is responsible for review and approval of executive and senior management performance and pay, adequacy and effectiveness of cash compensation plans, benefit plans, equity compensation plans and succession planning. Members of the Committee are also responsible for evaluating the performance of the Chief Executive Officer on an annual basis and recommending to the board any compensation adjustments to his overall package based upon his overall performance level as it relates to the goals and objectives of the company. The Committee, in consultation with senior management, has oversight responsibility for regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility. When required, the Committee will establish performance goals and certify that those performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code. Membership currently consists of Directors, Giorgio Balzer, Terry O. Meek, Andrew C. Taylor (Chairman) and Mary Ann Van Lokeren. The Committee held two meetings during 2004. The Compensation and Human Resources Committee Charter may be viewed at www.commercebank.com/027.html.
Committee on Governance/Directors
      The Committee on Governance/Directors consists entirely of independent directors appointed by the Board of Directors. Among its responsibilities are to identify individuals qualified to serve as Board members and to consider the re-nomination of incumbent directors. The Committee makes its recommendations to the Board of Directors. Pursuant to its Charter, the membership of the Committee is to consist of the Chairman of the Audit Committee, the Chairman of the Compensation and Human Resources Committee and such other members as the Board shall determine. The current members of the Committee are Messrs. James B. Hebenstreit (Chairman), Robert H. West, Andrew C. Taylor, W. Thomas Grant, II and Thomas A. McDonnell. The Committee met one time in 2004. The Committee on Governance/Directors Charter may be viewed at www.commercebank.com/027.html.
      With respect to its recommendations of prospective candidates to the Board, the Committee may establish the criteria for director service and will consider, among other things, the independence of the candidates under NASDAQ standards and such experience and moral character as to create value to the Board, the Company and its shareholders. With respect to incumbent candidates, the Committee will also consider meeting attendance, meeting participation and ownership of Company stock. The criteria and selection process are not standardized and may vary from time to time. Relevant experience in business, government, the financial industry, education and other areas are prime measures for any nominee. The Committee will consider individuals for Board membership that are proposed by shareholders in accordance with the provisions of the Company’s By-laws. A description of those provisions can be found under “Shareholder Proposals and Nominations.” The Committee will consider individuals proposed by shareholders under the same criteria as all other individuals.
      By February of each year, the Committee will meet and make its recommendations to the Board of its proposed slate of directors for the class of directors to be elected at the next annual meeting; the date, time and place of the annual meeting and the matters to be placed on the agenda for the annual meeting.
Corporate Governance and Director Independence
      The Company has adopted Governance Guidelines. Those guidelines and the charters for the Audit Committee, Compensation and Human Resources Committee and the Committee on Governance/Directors may be found on the Company’s website at www.commercebank.com/027.html. The Company’s Code of Ethics for Senior Financial Officers can also be found on the website.
      In conjunction with regularly scheduled Board Meetings, the Board of Directors meets in Executive Session without the presence of any non-independent directors or Company employees. Two Executive Sessions were held in 2004. The Chairman of the Committee on Governance/Directors serves as Chairman of the Executive Session and functions as the Lead Director to communicate with management and non-independent directors. The Board of Directors plans on conducting at least three Executive Sessions during 2005.
      The Committee on Governance/Directors has reviewed the independent status of the members of the Board of Directors and each standing Committee. The Committee considered applicable laws and regulations and NASDAQ Rule 4200. The findings of the Committee were reported to the Board of Directors. Based on those findings, the Board of Directors has determined that all directors except for Messrs. David W. Kemper and Jonathan M. Kemper are independent. The Board also determined that Mr. Robert H. West was qualified to serve as the Financial Expert on the Audit Committee and was so designated.

      The Governance Guidelines adopted by the Board of Directors recognize the responsibility of the directors to attend meetings. A board meeting is held each year in conjunction with the annual shareholders meeting at which directors are expected to attend. In 2004, twelve of the thirteen board members attended the annual shareholders’ meeting.
      The Board of Directors held four meetings during 2004. Each director, except John C. Capps and Andrew C. Taylor attended 75% or more of the total number of meetings of the Board and meetings held by committees of the Board on which the respective director served.
      Directors and officers of the Company and the nominees for directors and their associates have deposit accounts with the subsidiary banks of the Company, and some directors, nominees for directors and officers and their associates also have other transactions with the subsidiary banks, including loans in the ordinary course of business, all of which were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features. All such loans were made pursuant to 12 USC 375(b) and Regulation O promulgated thereunder. As of December 31, 2004, all such loans were current.
      Messrs. David Kemper and Jonathan Kemper are directors of Tower Properties Company (Tower) and together with members of their immediate families own beneficially approximately 66% of the outstanding stock of Tower.
      During 2004, subsidiaries of the Company paid Tower $1,412,775 for rentals, $92,542 for leasing fees, $46,461 for operation of parking garages, $1,314,971 for building management fees, $2,472,905 for other property construction and repair costs and $127,364 for interest paid on deposits with the Company’s principal banking subsidiary.
      On December 22, 2004, Commerce Bank, N.A., a subsidiary of the Company, entered into an agreement with Tower to purchase a multi-story office building and garage in downtown Kansas City for $10,750,000. On December 29, 2004, Commerce Bank, N.A., a subsidiary of the Company, entered into an agreement with Tower to purchase a multi-story garage in downtown Kansas City, adjoining the office building and garage previously mentioned, for $7,250,000. The purpose of the purchases is to provide suitable office space and parking relating to the relocation of the bank’s back-office check and deposit operations. Tower had previously owned the multi-story office building and garage for more than ten years as well as the land for the multi-story garage. The multi-story garage building, however, was newly constructed and placed into service in December 2003. Tower’s cost of construction of the multi-story garage building was $7,403,000 while the underlying land had a cost of $584,000. On February 28, 2005, the first phase of the transaction was completed and resulted in the acquisition of the building, which has 215,000 square feet of rentable area, and an incorporated parking garage beneath the building. Approximately thirty days following that date, the purchase of the adjoining parking garage is scheduled to close. The Board of Directors and Audit Committee of the Company approved the purchase with Messrs. David W. Kemper and Jonathan M. Kemper abstaining from the vote. The Board of Directors and Audit Committee considered an independent appraisal by Integra Realty Resources of Kansas City, Missouri and an independent search for comparable alternative space within a reasonable proximity to the purchased property.
Director Compensation
      An employee of the Company or a subsidiary of the Company receives no additional compensation for serving as a director. Non-employee directors of the Company are required to participate in the Stock Purchase Plan for Non-Employee Directors. Under this Plan, all compensation payable to a non-employee director is credited to an account in the name of such director as earned and the Company contributes to the account of such director an additional amount equal to 25% of the compensation credited to the director’s account. As of the last business day of each month, the cash balance is used to purchase from the Company whole shares of common stock of the Company based on the last sale price of the Company’s common stock on such date. Each non-employee director of the Company is paid (as adjusted for the 25% contribution by the Company) the annual retainer of $10,000 (paid on a quarterly basis), fees of $3,000 for each meeting of the Board of Directors attended, and fees of $750 for attendance at each meeting of a committee of which the director was a member and attended. An annual fee of $5,000 is paid to all non-employee committee chairmen.
THE BOARD OF DIRECTORS
RECOMMENDS A VOTE FOR
ADOPTION OF 2005 EQUITY INCENTIVE PLAN
PROPOSAL TWO
General Information
      On January 28, 2005, the Board adopted, subject to shareholder approval, the Commerce Bancshares, Inc. 2005 Equity Incentive Plan (the “2005 Equity Incentive Plan”). The purpose of the 2005 Equity Incentive Plan is to promote the interests of the Company and its shareholders by attracting and retaining employees who are expected to contribute to the Company’s growth and financial performance.
      Options are currently granted to employees pursuant to the 1996 Incentive Stock Option Plan. The 1996 Incentive Stock Option Plan will terminate on December 31, 2005 and no further options may be granted after that date. As of February 18, 2005 approximately 1,752,000 shares remained available for awards under the Incentive Stock Option Plan for the remainder of 2005. Approximately 310,000 shares are currently available for award under the Restricted Stock Plan. If the 2005 Equity Incentive Plan is adopted, the Restricted Stock Plan will terminate on December 31, 2005 and no further awards will be made under that Plan. If the 2005 Equity Incentive Plan is not adopted, additional awards may continue to be made under the Restricted Stock Plan.
      The Board believes that equity incentive compensation is essential in attracting, retaining and motivating individuals. The flexibility of the 2005 Equity Incentive Plan in types and specific terms of awards will allow future awards to be based on then-current objectives for aligning compensation with shareholder value. Shareholder approval of the 2005 Equity Incentive Plan will permit the Company to award equity incentives that achieve these goals.
      The following is a summary of the material terms of the 2005 Equity Incentive Plan and is qualified in its entirety by reference to the 2005 Equity Incentive Plan. A copy of the 2005 Equity Incentive Plan is included as Appendix A to this proxy statement and may also be obtained from the Company free of charge upon written request.
Summary of the 2005 Equity Incentive Plan

•	Re-pricing is not permitted

•	No discounted awards permitted

•	No more than 20% of available shares may be used for restricted stock, or stock units, performance shares and stock-based awards

•	Administration by independent compensation committee

•	No anticipated changes from low historical awards experience

•	Restrictions on vesting

Administration
      The Compensation and Human Resources Committee (the “Committee”), which is comprised of independent directors, will administer the 2005 Equity Incentive Plan and will have full power and authority to determine when and to whom awards will be granted, consistent with the provisions of the 2005 Equity Incentive Plan. Subject to the provisions of the 2005 Equity Incentive Plan, the Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The Committee has authority to interpret the 2005 Equity Incentive Plan, and establish rules and regulations for the administration of the 2005 Equity Incentive Plan.

Eligible Participants
      Any employee of the Company or its subsidiaries, who is selected by the Committee, is eligible to receive an award under the 2005 Equity Incentive Plan. As of the date of this proxy statement, the Committee has determined that out of all employees, approximately 500 employees were eligible to receive awards under the 2005 Equity Incentive Plan.

Shares Available For Awards
      The aggregate number of shares of the Company’s common stock (“Common Stock”) that may be issued under all stock-based awards made under the 2005 Equity Incentive Plan will be 4,000,000. Shares related to awards that are forfeited or expire unexercised shall be added back and available again under the 2005 Equity Incentive Plan. No more than 800,000 shares may be issued in the form of restricted stock, restricted stock units, performance shares and stock-based awards.

Terms of Awards
      General. Awards may be granted alone or in addition to any other award granted under the 2005 Equity Incentive Plan or any other compensation plan. Awards can be granted for no cash consideration or for cash or other consideration as determined by the Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, or shares of Common Stock, or any combination of these in a single payment. The exercise price per share under any stock option and the grant price of any Stock Appreciation Right (“SAR”) may not be less than the fair market value on the date of grant of such option or SAR unless the award is in substitution for an award previously granted by an entity acquired by us. The fair market value of a share under the 2005 Equity Incentive Plan will be the closing price on any securities exchange or NASDAQ or other over the counter market on which the shares are listed on the date of determination. If the shares are not listed, the Committee will determine the fair market value of the shares. The term of awards will not be longer than 10 years.
      An award agreement may provide that the Company has the right to repurchase shares acquired pursuant to an award when the holder terminates employment. Any repurchase must be consistent with Section 409A of the Internal Revenue Code of 1986 (the “Code”), which governs deferred compensation. An award agreement may provide that, upon a change in control, as defined in the 2005 Equity Incentive Plan, an award that is not yet exercisable or is subject to restrictions shall become immediately exercisable and all restrictions shall be removed. An award agreement may also provide that upon a change in control the award will terminate.
      Awards other than options and SARs may be granted subject to the achievement of performance goals. The performance goals may be established by the Committee from time to time. In the case of awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the performance goals will be one or more of the following business criteria:

• Revenue	• Return on equity
• Earnings	• Efficiency ratio
• Pre-tax earnings and net profits	• Asset management
• Earnings per share	• Asset growth
• Stock price	• Asset quality
• Market share	• Budget achievement
• Costs
      The measure of performance may be set by reference to an absolute standard or a comparison to specified companies or groups of companies, and may be set separately for the Company as a whole or for various groups, divisions or subsidiaries. All calculations and financial accounting matters will be determined in accordance with General Accepted Accounting Principles, unless the Committee determines otherwise. The Committee must establish performance goals and target awards for each participant no later than the last day permitted within the parameters of Section 162(m) of the Code.

      Minimum Vesting. Except for stock-based awards with a fair market value of less than $10,000 on the date of grant, no more than 25% of an award may be vested prior to the first anniversary of the date of grant, except for death, disability or retirement. Historically all options vest 25% as of the date of grant and an additional 25% on each of the following three anniversaries. The majority of restricted stock awards provide vesting on the fifth anniversary of the grant. There are no plans to deviate from this historical practice.
      Stock Options. The holder of an option will be entitled to purchase a number of shares of Common Stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price may be payable either in cash or in previously acquired shares of Common Stock, or at the discretion of the Committee, by any other lawful means. Options will be either “incentive stock options” (“ISO”) within the meaning of Section 421 of the Code or “non-qualified stock options” and will vest and become exercisable in accordance with a vesting schedule established by the Committee, subject to the minimum vesting provisions of the Plan, the exercise price will be established by the Committee and cannot be less than the fair market value of a share on the date of grant; the exercise price of an incentive stock option granted to an employee who owns 10% or more of the combined voting power of Common Stock will not be less than 110% of the fair market value of a share on the date of grant. The aggregate fair market value of Common Stock for which ISOs are granted and which are first exercisable in any one calendar year by any one employee may not exceed $100,000 in fair market value which is determined as of the date of the grant. Options for no more than 250,000 shares may be granted to any one employee in any one fiscal year.
      Stock Appreciation Rights. The holder of a SAR is entitled to receive the excess of the fair market value calculated as of the exercise date of a specified number of shares of Common Stock over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee. During any fiscal year, no employee may be granted SARs for more than 250,000 shares of Common Stock.
      Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of Common Stock subject to restrictions imposed by the Committee for a specified time period determined by the Committee. The holder of restricted stock will be entitled to vote the shares and to receive any dividends declared on the shares; however, any dividends declared in shares will be subject to the same restrictions as the underlying shares. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of Common Stock, at some future date determined by the Committee. The holder of restricted stock units will not have voting rights but will receive dividends paid with respect to the underlying shares. The Committee may award restricted stock or restricted stock units subject to satisfaction of performance goals, which may include awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code. If the participant’s employment terminates during the vesting period for any other reason, the Restricted Stock and Restricted Stock Units will be forfeited, unless the Committee determines that it would be in the Company’s best interest to waive any remaining time-based restrictions. During any fiscal year, no employee may receive more than 50,000 shares of Restricted Stock or Restricted Stock Units.
      Performance Awards. Performance awards give participants the right to receive payments in cash, or shares based solely upon the achievement of certain performance goals during a specified performance period. Any shares granted may be subject to any restrictions as determined by the Committee. Performance awards granted under the 2005 Equity Incentive Plan may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.
      The aggregate dollar value of performance units any employee may receive in any fiscal year may not exceed $2.5 million, and no employee shall receive more than 50,000 performance shares in any fiscal year.
      Stock-Based Awards. The Committee may grant other equity based awards, including unrestricted shares of Common Stock, subject to terms and conditions determined by the committee and the 2005 Equity Incentive Plan limitations. The awards may be conditioned on meeting performance goals and may be structured to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.

      Duration, Termination and Amendment. Unless discontinued or terminated by the Board, the 2005 Equity Incentive Plan will expire on December 31, 2015. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2005 Equity Incentive Plan prior to expiration may extend beyond the end of such period through the award’s normal expiration date.
      The Board may amend, alter or discontinue the 2005 Equity Incentive Plan at any time, although shareholder approval must be obtained if required to maintain compliance with the Code, by any applicable law or for any action that would, absent such approval, violate the rules and regulations of any securities exchange applicable to the Company.

Prohibition on Repricing Awards
      No option or SAR may be amended to reduce its exercise or grant price, and no option or SAR may be canceled and replaced with an option or SAR having a lower exercise price, except in connection with a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided under the 2005 Equity Incentive Plan.
     Transferability of Awards
      Unless otherwise provided by the Committee, awards under the 2005 Equity Incentive Plan may only be transferred by will or by the laws of descent and distribution.
     Federal Income Tax Consequences
      Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.
      Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of Common Stock received are taxable to the recipient as ordinary income and generally deductible by us, subject to the limits of Section 162(m) of the Code.
      Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under a non-qualified option or SAR. If shares purchased pursuant to the exercise of an ISO are not disposed of by the employee within two years from the date of grant of the option or within one year after the transfer of shares to him, the entire gain, if any, realized upon disposition will be taxable to the employee as long-term capital gain or loss and we will not be entitled to any federal income tax deduction. If an employee sells or exchanges the shares acquired under an ISO before the expiration of the required holding period, the employee will realize ordinary income in the year of such disposition in an amount equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise (minus the exercise price) or the selling price (minus the exercise price). In such event we will be entitled to a tax deduction in the year of disposition equal to the amount of ordinary income recognized by the employee, subject to the limits of Section 162(m) of the Code.
      Awards Other than Options and SARs. As to other awards granted under the 2005 Equity Incentive Plan that are payable either in cash or shares of Common Stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) less (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.
      As to an award that is payable in shares of Common Stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company will generally be entitled at that time to an income tax deduction for the same amount.
      Tax Deductibility and Section 162(m). Section 162(m) places a $1 million annual limit on the deductible compensation of certain executives of publicly traded corporations. The limit, however, does not apply to “qualified performance-based compensation.” The 2005 Equity Incentive Plan is designed so that awards made thereunder may qualify for the performance-based compensation exception to the deductibility limit, assuming that the 2005 Equity Incentive Plan is approved by stockholders.
      Application of Section 16. Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.
      Delivery of Shares for Tax Obligation. Under the 2005 Equity Incentive Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to deliver shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to us to satisfy federal and state income tax obligations.

New Plan Benefits
      No benefits or amounts have been granted, awarded or received under the 2005 Equity Incentive Plan. In addition, the Committee in its sole discretion will determine the number and types of awards that will be granted. Thus, it is not possible to determine the benefits that will be received by eligible participants if the 2005 Equity Incentive Plan were to be approved by the shareholders. The closing price of a share of our Common Stock as reported on NASDAQ on February 18, 2005, was $47.66.
      THE BOARD OF DIRECTORS CONSIDERS THE ADOPTION OF THE 2005 EQUITY INCENTIVE PLAN TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE ADOPTION OF THE 2005 EQUITY INCENTIVE PLAN.
THE BOARD OF DIRECTORS
RECOMMENDS A VOTE FOR
RATIFICATION OF THE SELECTION OF
KPMG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSAL THREE
      Pursuant to the Sarbanes-Oxley Act of 2002 the Audit Committee of the Company is responsible for the selection and approval of the Company’s public accountants for the purpose of the examination and audit of the Company’s financial statements for 2005. The Audit Committee has also adopted a procedure for the preapproval of non-audit services. The Audit Committee has selected and the Board of Directors has ratified the selection of KPMG LLP as the firm to conduct the audit of the financial statements of the Company and its subsidiaries for 2005. This selection is presented to the shareholders for ratification, however, the failure of the shareholders to ratify the selection will not change the engagement of KPMG LLP for 2005. The Audit Committee will consider the vote of the shareholders for future engagements. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions. The representatives will also be provided an opportunity to make a statement.
      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF KPMG LLP.
Employment Contracts, Termination of Employment and Change-in-Control Arrangements
      The Company has a Severance Agreement with each of David W. Kemper, Jonathan M. Kemper, Seth M. Leadbeater, Charles G. Kim and Kevin G. Barth which provides, among other things, that if his employment is terminated by the Corporation without “cause” or by him for “good reason” either during the twelve months before or the three years after a “change in control,” or if he voluntarily terminates for any reason during the 30 days following one year after a “change of control,” he shall receive three times the sum of his annualized base salary in effect twelve months prior to the “change in control,” and his average annual bonus for the prior three years; the greater of his actual bonus for the preceding year or his target bonus for the current year (prorated for the year in which the termination occurs); and continuation of health and welfare benefits for him and his spouse for three years or until age 65 if sooner, at a cost equal to such rates paid from time to time by similarly situated employees of the Corporation, “grossed up” to cover any excise tax imposed by Section 4999 of the Internal Revenue Code.
Executive Compensation
      The following information is given as to the Chief Executive Officer (“CEO”) and as to each of the four most highly compensated executive officers of the Company, other than the CEO, who received total cash compensation of more than $100,000, during the fiscal year ended December 31, 2004.
Summary Compensation Table

					Long Term Compensation

					Awards		Payouts
		Annual Compensation
					(f)	(g)
				(e)	Restricted	Securities	(h)	(i)
		(c)	(d)	Other Annual	Stock	Underlying	LTIP	All Other
(a)	(b)	Salary	Bonus	Compensation	Awards(2)	Options/SARs	Payouts	Compensation(1)
Name and Principal Position	Year	($)	($)	($)	($)	(#)	($)	$

David W. Kemper	2004	726,040	558,600	0	165,967	89,250	0	325,578
Chairman, President &	2003	691,150	520,000	0	158,839	93,716	0	78,527
CEO	2002	658,200	496,000	0	115,521	98,397	0	78,720
Commerce Bancshares, Inc.

Jonathan M. Kemper	2004	376,094	200,000	0	57,445	37,800	0	7,392
Vice Chairman	2003	359,000	180,000	0	55,501	39,690	0	12,621
Commerce Bancshares, Inc.	2002	345,125	173,400	0	40,399	40,516	0	10,283

Seth M. Leadbeater	2004	289,375	140,000	0	292,545	18,900	0	7,211
Vice Chairman	2003	270,000	135,000	0	41,828	18,742	0	8,355
Commerce Bancshares, Inc.	2002	259,375	130,600	0	30,144	19,679	0	6,437

Charles G. Kim	2004	241,833	131,000	0	281,122	15,750	0	6,414
Executive Vice President	2003	224,750	112,700	0	34,469	16,537	0	7,024
Commerce Bancshares, Inc.	2002	214,375	107,700	0	24,943	16,785	0	4,486

Kevin G. Barth	2004	245,667	120,000	0	280,551	15,750	0	6,532
Senior Vice President	2003	226,875	111,000	0	34,739	15,435	0	9,493
Commerce Bancshares, Inc.	2002	214,005	108,500	0	24,943	13,891	0	7,529

(1)	All Other Compensation (i) mainly includes the total of the amounts allocated or contributed by the Company to the Company’s 401(k) Plan and the Commerce Executive Retirement Plan (“CERP”).

Also included are amounts assigned for the Group Term Insurance Plan of the Company. The CERP is a non- qualified plan established to provide benefits on compensation in excess of the allowable benefits of the Company’s Pension Plan. In 2004 for the Company’s 401(k) Plan, contributions made to the Plan were based on a maximum of 1.2% of salary in column (c). For 2004, those amounts for 401(k) and group term insurance, respectively are as follows: David W. Kemper — $6,150 and $1,242; Jonathan M. Kemper — $6,150 and $1,242; Seth M. Leadbeater — $6,150 and $1,061; Charles G. Kim — $6,038 and $376; and Kevin G. Barth — $6,150 and $382. In 2004, CERP allocations totaling $314,964 were made for the benefit of David W. Kemper and is included in column (i) above. No other named executive received any such allocations. The allocation made for David W. Kemper in 2004 was $245,054 greater than in the previous year as a result of the previously announced freeze in the Company’s Pension Plan effective December 31, 2004 which resulted in the acceleration of benefit obligations in the CERP.

(2)	As of December 31, 2004, the total number of shares and their market value (based on the closing market price at December 31, 2004) of restricted stock held by each of the named executive officers were as follows:

	# Share	Market Value at 12/31/04

David W. Kemper	23,086	$1,158,917
Jonathan M. Kemper	8,078	405,516
Seth M. Leadbeater	10,929	548,636
Charles G. Kim	10,216	512,843
Kevin G. Barth	9,412	472,482
The Company’s practice is to pay dividends on restricted shares directly to the officer awarded the shares.
Option/ SAR Grants in Last Fiscal Year

Individual Grants					Potential Realizable
					Value at Assumed
	(b)				Annual Rates of Stock
	Number of	(c)			Price Appreciation for
	Securities	% of Total			Option Term
	Underlying	Options/SARS	(d)
	Options/SARS	Granted to	Exercise or	(e)	(f)	(g)
(a)	Granted	Employees in	Base Price	Expiration	5%	10%
Name	(#)	Fiscal Year	($/SH)	Date	($)	($)

David W. Kemper	89,250	18.61%	47.5143	3/5/2014	2,666,922	6,758,504

Jonathan M. Kemper	37,800	7.88%	47.5143	3/5/2014	1,129,520	2,862,425

Seth M. Leadbeater	18,900	3.94%	47.5143	3/5/2014	564,760	1,431,213

Charles G. Kim	15,750	3.28%	47.5143	3/5/2014	470,633	1,192,677

Kevin G. Barth	15,750	3.28%	47.5143	3/5/2014	470,633	1,192,677
      Options granted (column b) include only Non-Qualified Stock Options (NQ). All substantive terms are identical — four (4) equal vesting periods with 25% exercisable at date of grant and an additional 25% exercisable on each anniversary date thereof. The exercise price is defined as the closing market price on the date of grant, and the options are not exercisable following voluntary termination. The options are not assignable but may be exercised by the optionee’s estate or beneficiary, subject to certain limitations, in the case of the death of the optionee.

Aggregated Options/ SAR Exercises in Last Fiscal Year and FY-End Option/ SAR Values

			(d)	(e)
			Number of Securities	Value of Unexercised
	(b)		Underlying Unexercised	In-the-Money
	Shares	(c)	Options/SARS at	Options/SARS at
	Acquired	Value	FY-End	FY-End
(a)	on Exercise	Realized	(#)	($)
Name	(#)	($)	Exercisable/Unexercisable	Exercisable/Unexercisable

David W. Kemper	246,152	4,410,353	234,649	3,452,317
			138,392	1,283,993

Jonathan M. Kemper	32,091	1,149,946	292,953	6,709,134
			58,323	539,866

Seth M. Leadbeater	26,176	802,442	126,537	2,592,076
			28,464	258,883

Charles G. Kim	7,570	281,839	105,222	2,158,164
			24,276	224,606

Kevin G. Barth	7,507	276,238	75,692	1,573,739
			23,001	205,720
Equity Compensation Plan Information
      The following table provides information as of December 31, 2004, with respect to compensation plans under which common shares of Commerce Bancshares, Inc. are authorized for issuance to certain officers in exchange for services provided. These compensation plans include: (1) the Commerce Bancshares, Inc. Incentive Stock Option Plan of 1986, (2) the Commerce Bancshares, Inc. 1987 Non-Qualified Stock Option Plan, (3) the Commerce Bancshares, Inc. 1996 Incentive Stock Option Plan, (4) the Commerce Bancshares, Inc. Restricted Stock Plan, (5) the Commerce Bancshares, Inc. Stock Purchase Plan for Non-Employee Directors and (6) the Commerce Bancshares, Inc. Executive Incentive Compensation Plan (deferred compensation plan). All of these compensation plans were approved by the Company’s shareholders.

(c)
Number of
Common Shares
Remaining Available
	(a)				for Future Issuance
	Number of Common		(b)		Under Equity
	Shares to be Issued		Weighted Average		Compensation Plans
	upon Exercise of		Exercise Price of		(Excluding Shares
	Outstanding Options,		Outstanding Options,		Reflected in
	Warrants and Rights		Warrants and Rights		Column(a))

Plan category
Equity compensation plans approved by shareholders	3,629,278	(1)	$31.92	(2)	2,571,600	(3)
Equity compensation plans not approved by shareholders	—		—		—

Total	3,629,278		$31.92		2,571,600

(1)	Includes an aggregate of 3,549,025 common shares issuable upon exercise of options granted under the option plans and 80,253 common shares allocated to participants’ accounts under the deferred compensation plan.

(2)	Represents the weighted average exercise price of outstanding options under the option plans.

(3)	Includes 1,988,239 common shares remaining available under the option plans, 322,305 common shares available under the restricted stock plan, 137,442 shares available under the directors stock purchase plan, and 123,614 shares under the deferred compensation plan.

Performance Graph
Five Year Cumulative Total Return

	1999	2000	2001	2002	2003	2004

Commerce CBSH	100.00	134.14	131.38	141.16	188.34	206.45

NASDAQ Financial	100.00	108.11	118.75	122.30	165.41	193.09

S&P 500	100.00	91.20	80.42	62.64	80.62	89.47

Assumes $100 invested 12/31/99 with dividends reinvested on a Total Return basis with Commerce (CBSH)compared to the above named indices.
Retirement Benefits
      The Company maintains the Commerce Bancshares Restated Retirement Plan (“Plan”). Employees hired on or before June 30, 2003 were eligible to participate on the later of January 1st or July 1st after completion of one year of service and the attainment of age 21. The Plan provides benefits based upon earnings, age and years of participation. The Plan was amended effective July 1, 2003 to limit participation in the Plan to employees who were hired on or before June 30, 2003.
      On October 24, 2004, The Board of Directors further amended the Plan to provide that after December 31, 2004 all plan participation was to be frozen and no further amounts are to credited to a participant’s cash balance account after that date.
      The annual benefit is determined under a cash balance formula effective January 1, 1995, as amended. Under the cash balance formula, a retirement account balance is maintained for each participant. At the end of each plan year beginning after December 31, 1994 and through December 31, 2004, the participant’s account was credited with a cash balance credit equal to a percentage of total pay for the year plus the same percentage of pay in excess of 50% of the Social Security taxable wage base for the year. Pay for this purpose is limited by Section 401(a)(17) of the Internal Revenue Code. The applicable percentage is determined by the sum of the participant’s age and years of participation at the beginning of the plan year, and ranges from 1% for a sum of less than 30 to 4% for a sum of 75 or more. Interest is credited to the participant’s account at the end of each plan year beginning after 1995 at a rate not less than 5% of the account balance at the end of the prior plan year (for 2004, the rate of interest was 5%). At retirement, the retirement account balance is converted to various annual benefit options based on actuarial factors defined in the Plan.
      In addition, the participant shall receive an annual benefit equal to his annual benefit accrued through December 31, 1994 under the Plan’s prior formula, adjusted for increases in the cost of living (but not in excess of 4% per year) for each year of participation after December 31, 1994. Certain executive members of the Plan will receive a special minimum benefit based on the final five-year average pay and years of service as of December 31, 2004.
      This Plan is fully paid for by the Company and employees covered by the Plan become fully vested after five years of service. The normal retirement age under the Plan is 65. Reduced benefits are available as early as age 55. Messrs. David Kemper, Jonathan Kemper, Leadbeater, Kim and Barth have, respectively, 25, 22, 14, 14 and 20 years of service as of December 31, 2004.
      Compensation covered by the Plan for 2004 includes salary (as reported in the Summary Compensation Schedule) and was limited by Section 401(a)(17) of the Internal Revenue Code to $205,000. The compensation for 2004 covered by the Plan was: Mr. David Kemper $205,000; Mr. Jonathan Kemper $205,000; Mr. Leadbeater $205,000; Mr. Kim $205,000 and Mr. Barth $205,000.
      The estimated annual benefits payable at normal retirement age for Messrs. David Kemper, Jonathan Kemper, Leadbeater, Kim and Barth are $85,701, $68,534, $40,054, $38,721 and $36,530, respectively. These benefits assume the election of a retirement allowance payable as a straight life annuity to the participant.
      The Company also maintains the Commerce Executive Retirement Plan (“CERP”), effective January 1, 1995, to provide non-qualified deferred compensation for a select group of executives. The CERP is unfunded; benefits are payable from the assets of the Company. The Board of Directors may designate the CEO as a participant; other participants are selected by the CEO.
      A participant’s benefit under the CERP is the amount by which (1) exceeds (2), where (1) is the benefit that would be payable under the Commerce Bancshares Retirement Plan if that benefit were calculated using the participant’s total pay including any bonus deferred under a non-qualified deferred compensation plan maintained by the Company and without regard to the pay limit of Section 401(a)(17) of the Internal Revenue Code and (2) is the benefit actually payable under the Commerce Bancshares Retirement Plan.
      Compensation covered by the CERP for 2004 includes salary and bonuses as reported in the Summary Compensation Schedule. The compensation for 2004 covered by the CERP was: Mr. David Kemper $1,249,471; Mr. Jonathan Kemper $556,094; Mr. Leadbeater $424,375; Mr. Kim $354,533 and Mr. Barth $356,667.
      The estimated annual benefits payable under the CERP at normal retirement age for Messrs. David Kemper, Jonathan Kemper, Leadbeater, Kim and Barth are $143,539, $33,552, $0, $0 and $1,134, respectively. These benefits assume the election of a retirement allowance payable as a straight life annuity to the participant.
Committee Report on Executive Compensation
      The Compensation and Human Resources Committee is responsible for the establishment and review of compensation policies and programs for the Company’s executive officers, including the chief executive officer and the four other most highly paid executive officers (collectively with the Chief Executive Officer, the “senior executives”). The overall objectives of the committee are to develop compensation policies and practice that:

•	Align the senior executives’ interests with the long-term interests of shareholders;

•	Provide total compensation programs that are competitive with bank holding companies in geographic proximity, comparable asset size and considered a direct competitor;

•	Provide reward systems that are credible and consistent with the core values of the Company;

•	Reward for results rather than on the basis of seniority, tenure, or other entitlement; and

•	Encourage retention of top performers to ensure the long-term success of the Company.
      During 2004, the four members of the Compensation and Human Resources Committee were all non-employee directors. The principal elements of the Company’s executive compensation program for the fiscal year ended December 31, 2004, applicable to the Company’s senior executives, were:

(1) Base Pay. Base pay reflects the external market value of a particular role as well as the experiences and qualifications that an individual brings to the role. As they are for all officers of the Company base pay levels for senior executives are reviewed annually against national salary survey data and competitor data to determine whether a particular role is at an appropriate level. Base pay is generally targeted to the median of the base pay paid by companies included in the salary surveys that best compare to positions at the Company. Factors included in the comparison are relative size of companies, the financial performance, both currently and over a period of time, and the experience and responsibility of the individuals. In establishing base pay increases the Committee does not assign any weight to any particular factor. In addition, the Committee reviews individual performance ratings, being the result of reviews conducted by an officer’s superior. In the case of the Chief Executive Officer, the Committee meets to review performance against previously outlined objectives and after completing the review, assigns a rating and makes a base pay recommendation for full Board approval.

(2) Annual Cash Bonus. The annual cash bonus plan is a short-term incentive plan to reward the senior executives for achieving annual performance goals. In awarding bonus payments, factors considered by the Committee include: (i) the Company’s financial performance compared to the annual budget for categories such as earnings per share, efficiency ratio, and profitability of an individual’s market or division responsibility; (ii) the value created for shareholders in both the most recent year and over the latest five-year period as determined by market price of the Company stock compared to the NASDAQ financial indices; and (iii) the performance of individuals, to the extent measurable, in meeting annual goals and objectives as defined in their performance review. Performance of the Company in relation to competitors’ performance is considered but not weighted in the granting of a bonus. The Chief Executive Officer is also subject to the previous measurements. Bonuses earned as a percentage of base pay for the senior executives for 2004 performance ranged from 76% (in the case of the Chief Executive Officer) to 43.6%.

(3) Long-Term Incentive Program. Stock Options and Restricted Stock grants are awarded to provide senior executives with long-term incentives for profitable growth and to more closely align the Company’s senior executives with the interest of the Company’s shareholders. Retention and long-term reward are both factors considered in granting stock options and restricted stock. The Company has implemented targeted guidelines in determining option awards to senior executives. Targeted percents range from 25% to 600% of base pay depending on the salary grade of the individual senior executive. Targeted percents may be exceeded when a senior executive’s individual performance exceeds expectations. The Company also utilizes restricted stock to reward and retain key managers. The awarding of restricted stock is based on the three-year average performance of the Company.
      With respect to the Chief Executive Officer, the Committee reviews Mr. David Kemper’s performance each year and makes recommendations to the Board for any new awards. Mr. Kemper completes a self-appraisal, which the Committee considers before making its final recommendation. In addition to the performance criteria above, several factors are considered in the review of Mr. Kemper’s performance with an overall focus on the increase in the franchise value of the company. Besides financial performance, the Committee also considers factors such as growth in the human capital of the organization, the continued reinvestment and improvement of the Company’s product offerings and the overall focus on risk management.
      In evaluating the reasonableness of senior executive compensation, the Committee considers total compensation. Total compensation for 2004 includes (i) base salary paid; (ii) cash bonus earned in 2004 but paid in 2005; (iii) restricted stock and stock option awards granted in 2005 for performance in 2004 (stock option awards are valued based on Financial Accounting Standard 123 expense valuation); (iv) Company allocations for the Commerce Executive Retirement Plan; (v) investment income from deferred compensation plans; (vi) Company contributions from 401(k) plans; and (vii) amounts for group term life insurance. Realized and unrealized equity compensation gains along with vesting of prior equity grants are not considered. Compensation for David W. Kemper includes $3,221 attributable to personal use of the Company’s airplane for one trip in 2004. Total compensation paid to the named executive officers for 2004 was as follows: David W. Kemper — $2,860,555; Jonathan M. Kemper — $1,283,875; Seth M. Leadbeater — $703,217; Charles G. Kim — $606,360; Kevin G. Barth — $620,686. In the Committee’s opinion, the total compensation of the named executive officers for 2004 was reasonable.
      Base pay for the named executive officers was approved by the Board of Directors based on recommendations from the Committee, at the Company’s regular Board meeting on January 28, 2005. The new base pay approved for 2005 (effective 4/1/05) was as follows: David W. Kemper — $760,725; Jonathan M. Kemper — $394,125; Seth M. Leadbeater — $310,000; Charles G. Kim — $285,000; and Kevin Barth — $285,000.
      The Commerce Bancshares, Inc. Executive Incentive Compensation Plan was amended in 2002 to comply with the Section 162(m) of the Code. This Code section limits the Company’s tax deduction for non-performance based compensation paid to the named executive officers to $1,000,000. Although in 2004, the taxable compensation paid to the Chief Executive Officer exceeded $1,000,000, the entire amount was deductible by the Company. All compensation paid to other named executive officers was deductible by the Company.
      The Company did not use any outside paid consultants to assist the Committee in evaluating executive compensation or in making salary recommendations.
      The Non-Qualified Stock Option Plan was amended in 1995 to provide for a formula to determine the maximum number of options, which may be granted in any one year to any one person, which means any income recognized on the exercise of a non-qualified stock option will qualify as “performance-based compensation” and will be deductible by the Company.
      Executives other than senior executives also participate in the bonus, stock option and restricted stock programs. Other elements of compensation offered to the senior executives and to all other eligible employees include participation in a 401(k) deferred contribution plan and a Non-Qualified Deferred Compensation Plan.
      Submitted by the Compensation and Human Resources Committee of the Company’s Board of Directors:

Andrew C. Taylor	Giorgio Balzer	Mary Ann Van Lokeren	Terry O. Meek
Audit Committee Report
      The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s accounting, auditing and financial reporting processes. As noted under the Corporate Governance and Director Independence section of this report, the Board of Directors has determined that all members of the Audit Committee are “independent”. The Audit Committee operates pursuant to a Charter that was last amended and restated by the Board on January 30, 2004. As set forth in the Charter, management of the Company is responsible for establishing and maintaining the Company’s internal control over financial reporting and for preparing the Company’s financial statements in accordance with generally accepted accounting principles and applicable laws and regulations. Management is also responsible for conducting an evaluation of the effectiveness of the internal control over financial reporting based on the framework in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Audit Committee is directly responsible for the compensation, appointment and oversight of KPMG LLP, the independent auditor for the Company. KPMG LLP is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. KPMG LLP is also responsible for auditing management’s assessment of the effectiveness of the internal control over financial reporting and expressing an opinion as to its overall effectiveness and management’s assessment of those controls.

      Members of the Audit Committee include Robert H. West (Chairman), James B. Hebenstreit, Benjamin F. Rassieur, III, Thomas A. McDonnell, and John R. Capps. Mr. West is designated as an “audit committee financial expert” within the meaning of that term as defined by the Securities and Exchange Commission pursuant to Section 407 of the Sarbanes-Oxley Act of 2002. The Audit Committee’s responsibility is one of oversight. Members of the Audit Committee rely on the information provided and the representations made to them by: (i) management, which has primary responsibility for establishing and maintaining appropriate internal financial controls over financial reporting, and for Commerce Bancshares, Inc. financial statements and reports and (ii) the external auditor, which is responsible for expressing an opinion that the financial statements have been prepared in accordance with generally accepted accounting principles, that management’s assessment that the Company maintained effective internal control over financial reporting is fairly stated, and that the audit of the Company’s financial statements by the external auditor has been carried out in accordance with Standards of the Public Company Accounting Oversight Board (PCAOB).
      In this context the Audit Committee has considered and discussed the audited financial statements and management’s assessment on internal control over financial reporting with management and the independent auditors as of December 31, 2004. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board. The Audit Committee has considered the compatibility of non-audit services with the auditors’ independence and has discussed with the external auditors their independence.
      Based on the reviews and discussions described in this report, and exercising the Audit Committee’s business judgment, the Audit Committee recommends to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 to be filed with the Securities and Exchange Commission.
      The Audit Committee has selected KPMG LLP as the Company’s external auditors for fiscal 2005. Audit, audit-related and any permitted non-audit services provided to Commerce Bancshares, Inc. by KPMG LLP are subject to pre-approval by the Audit Committee. All fees paid in 2004 were pre-approved by the Audit Committee.
      Submitted By The Audit Committee of the Company’s Board of Directors:

Robert H. West	James B. Hebenstreit	Benjamin F. Rassieur, III	Thomas A. McDonnell	John R. Capps
February 15, 2005
Pre-approval of Services by the External Auditor
      The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services provided by the Company’s external auditor. Annually the Audit Committee will review and approve the audit services to be performed along with other permitted services including audit-related and tax services to be provided by its external auditor. The Audit Committee may pre-approve certain recurring designated services where appropriate and services for individual projects that do not exceed $25,000.
      Proposed engagements that do not meet these criteria may be presented to the Audit Committee at its next regular meeting or, if earlier consideration is required, to one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at the next regular Audit Committee meeting. The Audit Committee will regularly review summary reports detailing all services provided to the Company by its external auditor.

Fees Paid to KPMG LLP
      The following is a summary of fees billed by KPMG LLP for professional services rendered during the fiscal years ended December 31, 2004 and 2003:

	2004	2003

Audit fees	$624,723	$402,790
Audit related fees	46,193	49,400
Tax fees	237,860	1,229,417
All other fees	—	—

Total	$908,776	$1,681,607
      The audit fees billed by KPMG LLP are for professional services rendered for the audits of the Company’s annual consolidated financial statements and the audit of management’s assessment of the effectiveness of internal controls for the fiscal year ended December 31, 2004 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year. Audit fees also include audits of several venture capital subsidiaries, a brokerage subsidiary and a mortgage-banking subsidiary and for miscellaneous accounting research and advice provided.
      Audit related fees are mainly for services rendered for the audits of the Company’s benefit plans and agreed upon examination procedures relating to the Company’s trust operations. Tax fees are for services including both review and preparation of corporate income tax returns and tax consulting services.
Compensation Committee Interlocks and Insider Participation
      During 2004, the Compensation and Human Resources Committee consisted of four independent members of the Board of Directors of the Company. During 2004, the Committee consisted of Ms. Mary Ann Van Lokeren and Messrs. Giorgio Balzer, Terry O. Meek and Andrew C. Taylor.
Section 16(a) Beneficial Ownership Reporting Compliance
      Pursuant to Section 16 of the Securities Exchange Act of 1934, the Company’s Directors and certain executive officers are required to report, within specified due dates, their initial ownership of the Company’s common stocks and all subsequent acquisitions, dispositions or other transfers of interest in such securities, if and to the extent reportable events occur which require reporting by such due dates. The Company is required to identify in its proxy statement whether it has knowledge that any person required to file such a report may have failed to do so in a timely manner. Based on that review, all of the Company’s directors and all executive officers subject to the reporting requirements satisfied such requirements in full, except for delinquent filings for the following: for Jeffery D. Aberdeen a delinquent Form 4 was filed to report an option exercise and for Andrew F. Anderson a delinquent Form 4 was filed to report the forfeiture of restricted stock.
Shareholder Proposals and Nominations
      Proposals of shareholders pursuant to Rule 14a-8 for inclusion in the proxy statement for the annual meeting of shareholders to be held on April 19, 2006, must be received by the Company at its principal offices not later than November 11, 2005. For proposals other than those submitted pursuant to Rule 14a-8, the Company’s By-laws provide that shareholders must give timely written notice to the Secretary of the Company of a nomination for director or before bringing any business before the annual meeting. Notice of nominations and shareholder proposals for the annual meeting to be held on April 19, 2006 must be received by the Secretary no later than February 18, 2006 nor before January  19, 2006. To be considered, the notice must contain the name and record address of the shareholder; the class or series and number of shares of capital stock of the Company owned beneficially or of record by the shareholder; a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) or shareholder proposal is made; and a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the person or bring the business proposal before the meeting. For shareholder proposals, the notice must also set forth a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting and any material interest of such shareholder in such business. For nominations, the notice must also set forth as to each person the shareholder proposes to nominate for election as a director the name, age, business and residence address of the person; the principal occupation or employment of the person; the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and any other information relating to the person nominated or the nominating shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities and Exchange Act of 1934. Such notice must also be accompanied by a written consent of each proposed nominee to be named a nominee and to serve as a director if elected.
Shareholder Communications
      The Board has not adopted a formal policy or process for shareholder communications. However, the Company has a longstanding policy that shareholders may communicate to the Board or any individual director through the Secretary of the Company. The Secretary will forward all such communications to the Board or any individual director. The Secretary will not forward any communications that: (i) constitute commercial advertising of products; (ii) contain offensive language or material; (iii) are not legible or coherent; or (iv) are in the nature of customer complaints that can be handled by Company management. A formal adoption of a policy in line with the current Company policy will be considered by the Committee on Governance/ Directors.
Other Matters
      The management does not know of any matter or business to come before the meeting other than that referred to in the notice of meeting but it is intended that, as to any such other matter or business, the person named in the accompanying proxy will vote said proxy in accordance with the judgment of the person or persons voting the same.
Electronic Access to Proxy Statement and Annual Report
      This proxy statement and the 2004 annual report are available on the Company’s Internet site at http://www.commercebank.com/ir. Most Shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.
      Shareholders of record can choose this option and save the Company the cost of producing and mailing these documents by logging on to the sign-up website at http://www.econsent.com/cbsh and filling out the online consent form. Shareholders who choose to view future proxy statements and annual reports over the Internet will receive an e-mail message next year with instructions containing the Internet address of those materials. The election may be withdrawn at any time by accessing your account on the website and changing the election. Shareholders do not have to elect Internet access each year.

      Shareholders who hold their Company stock through a bank, broker or other holder of record, should refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

By Order of the Board of Directors

J. Daniel Stinnett
Secretary
March 11, 2005

APPENDIX A
COMMERCE BANCSHARES, INC.
2005 EQUITY INCENTIVE PLAN
SECTION 1
EFFECTIVE DATE AND PURPOSE
      1.1     Effective Date. The Board of Directors of the Company has adopted the Plan on January 28, 2005, subject to the approval of the stockholders of the Company within twelve (12) months of such date.
      1.2     Purpose of the Plan. The Plan is designed to provide a means to attract, motivate and retain eligible Participants and to further the growth and financial success of the Company by aligning the interests of Participants through the ownership of Shares and other incentives with the interests of the Company’s stockholders.
SECTION 2
DEFINITIONS
      2.1     The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:
      2.2     “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
      2.3     “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Stock-Based Awards, or Stock Appreciation Rights.
      2.4     “Award Agreement” means either (1) the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan or (2) a statement issued by the Company to a Participant describing the terms and provisions of such Award.
      2.5     “Board” or “Board of Directors” means the Board of Directors of the Company.
      2.6     “Cause” means a Participant’s dishonesty, theft, embezzlement from the Company, willful violation of any rules of the Company pertaining to the conduct of Employees or the commission of a willful felonious act while an Employee, or violation of any, agreement related to non-competing, non-solicitation of employees or customers or confidentiality between the Company and the Participant.
      2.7     “Change in Control” shall have the meaning assigned to such term in Section 14.
      2.8     “Code” means the Internal Revenue Code of 1986, as amended from time to time.
      2.9     “Committee” means the Compensation and Human Resources Committee of the Board of Directors.
      2.10     “Company” means Commerce Bancshares, Inc., a Missouri corporation, or any successor thereto.
      2.11     “Disability” means a permanent and total disability that qualifies a Participant for disability benefits under the Social Security Act; provided, however, that with respect to Restricted Stock Units, “Disability” means “disability” within the meaning of section 409A of the Code.
      2.12     “Employee” means any employee of the Company or any of its Subsidiaries, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

      2.13     “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option or Stock Appreciation Right.
      2.14     “Fair Market Value” means, as of any given date, (i) the closing sales price of the Shares on any national securities exchange on which the Shares are listed; (ii) the closing sales price if the Shares are listed on The Nasdaq Stock Market or other over the counter market; or (iii) if there is no regular public trading market for such Shares, the fair market value of the Shares as determined by the Committee.
      2.15     “Fiscal Year” means the fiscal year of the Company.
      2.16     “Grant Date” means, with respect to an Award, the date such Award is granted to a Participant.
      2.17     “Incentive Stock Option” means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.
      2.18     “Nonqualified Stock Option” means an Option to purchase Shares which is not an Incentive Stock Option.
      2.19     “Option” means an Incentive Stock Option or a Nonqualified Stock Option.
      2.20     “Participant” means an employee who has an outstanding Award under the Plan.
      2.21     “Performance Goals” shall any or all of the following: mean revenue, earnings, earnings per share, pre-tax earnings and net profits, stock price, market share, costs, return on equity, efficiency ratio (non-interest expense, divided by total revenue), asset management, asset quality, asset growth or budget achievement. Performance Goals need not be the same with respect to all Participants and may be established separately for the Company as a whole or for its various groups, divisions, subsidiaries, and may be based on performance in comparison to performance by unrelated businesses specified by the Committee. All calculations and financial accounting matters relevant to this Plan shall be determined in accordance with GAAP, except as otherwise directed by the Committee.
      2.22     “Performance Period” means the time period during which the performance objectives must be met.
      2.23     “Performance Share” means an Award granted to a Participant, as described in Section 9 herein.
      2.24     “Performance Unit” means an Award granted to a Participant, as described in Section 9 herein.
      2.25     “Period of Restriction” means the period during which Restricted Stock awarded hereunder is subject to a substantial risk of forfeiture. As provided in Section 7, such restrictions may be based on the passage of time, the achievement of target levels of performance or the occurrence of other events as determined by the Committee.
      2.26     “Plan” means the Commerce Bancshares, Inc. 2005 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.
      2.27     “Restricted Stock” means an Award granted to a Participant pursuant to Section 7.
      2.28     “Restricted Stock Unit” means an Award granted to a Participant, as described in Section 7 herein.
      2.29     “Retirement” means a Termination of Service after the Participant attains age 60 and completes 10 years of continuous service, measured from the most recent date of hire.
      2.30     “Section 16 Person” means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act, as determined by the Board.
      2.31     “Shares” means the shares of common stock, $5.00 par value, of the Company.
      2.32     “Stock Appreciation Right” means an Award granted to a Participant pursuant to Section 8.
      2.33     “Subsidiary” means any corporation, partnership, joint venture, limited liability company, or other entity (other than the Company) in an unbroken chain of entities beginning with the Company if, at the time of the granting of an Award, each of the entities other than the last entity in the unbroken chain owns more than fifty percent (50%) of the total combined voting power in one of the other entities in such chain.
      2.34     “Termination of Service” means a cessation of the employee-employer relationship between a Participant and the Company or a Subsidiary for any reason but excluding any such cessation where there is a simultaneous reengagement of the person by the Company or a Subsidiary.
SECTION 3
ELIGIBILITY
      3.1     Participants. Awards may be granted in the discretion of the Committee among employees of the Company and its Subsidiaries.
      3.2     Non-Uniformity. Awards granted hereunder need not be uniform among eligible Participants and may reflect distinctions based on title, compensation, responsibility or any other factor the Committee deems appropriate.
SECTION 4
ADMINISTRATION
      4.1     The Committee. The Plan will be administered by the Committee, which, to the extent deemed necessary or appropriate by the Board, will consist of two or more persons who satisfy the requirements for a “non-employee director” under Rule 16b-3 promulgated under the 1934 Act and/or the requirements for an “outside director” under section 162(m) of the Code. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. In the absence of such appointment, the Board of Directors shall serve as the Committee and shall have all of the responsibilities, duties, and authority of the Committee set forth herein.
      4.2     Authority of the Committee. The Committee shall have the exclusive authority to administer and construe the Plan in accordance with its provisions. The Committee’s authority shall include, without limitation, the power to (a) determine persons eligible for Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret the Plan and the Awards, (d) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (e) interpret, amend or revoke any such rules. With respect to any Award that is intended to qualify as “performance-based compensation” within the meaning of section 162(m) of the Code, the Committee shall have no discretion to increase the amount of compensation that otherwise would be due upon attainment of a Performance Goal, although the Committee may have discretion to deny an Award or to adjust downward the compensation payable pursuant to an Award, as the Committee determines in its sole judgment.
      4.3     Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more officers of the Company; provided, however, that the Committee may not delegate its authority and powers in any way which would jeopardize the Plan’s qualification under Rule 16b-3 and may not delegate its authority and powers with respect to any Award that is intended to qualify as performance-based compensation.
      4.4     Factors to Consider for Granting Awards. In making the determination as to the persons to whom an Award shall be granted, the Committee or any delegate may take into account such individual’s salary and tenure, duties and responsibilities, their present and potential contributions to the success of the Company, the recommendation of supervisors, and such other factors as the Committee or any delegate may deem important in connection with accomplishing the purposes of the Plan.
      4.5     Decisions Binding. All determinations and decisions made by the Committee and any of its delegates pursuant to Section 4.3 shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

SECTION 5
SHARES SUBJECT TO THE PLAN
      5.1     Number of Shares. Subject to adjustment as provided in Section 5.3, the total number of Shares available for grant under the Plan shall not exceed 4,000,000 Shares. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof. No more than 800,000 Shares may be granted as Restricted Stock, Restricted Stock Units, Performance Shares and Stock-Based Awards.
      5.2     Lapsed Awards. Unless determined otherwise by the Committee, Shares related to Awards that are forfeited, terminated or expire unexercised, shall be available for grant under the Plan. Shares that are tendered by a Participant to the Company in connection with the exercise of an Award, withheld from issuance in connection with a Participant’s payment of tax withholding liability, settled in cash in lieu of Shares, or settled in such other manner so that a portion or all of the Shares included in an Award are not issued to a Participant shall not be available for grant under the Plan.
      5.3     Adjustments in Awards and Authorized Shares. In the event of a stock dividend or stock split, the number of Shares subject to outstanding Awards and the numerical limits of Sections 5.1 and 6.1 shall automatically be adjusted to prevent the dilution or diminution of such Awards, except to the extent directed otherwise by the Committee. In the event of a merger, reorganization, consolidation, recapitalization, separation, liquidation, combination, or other similar change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Sections 5.1 and 6.1 in such manner as the Committee shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards. Any such numerical limitations shall be subject to adjustment under this Section only to the extent such adjustment will not affect the status of any Award intended to qualify as “performance-based compensation” under section 162(m) of the Code or the ability to grant or the qualification of Incentive Stock Options under the Plan. In addition, other than with respect to Options, Stock Appreciation Rights, and Awards intended to constitute “performance-based compensation” under section 162(m) of the Code, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or in response to changes in applicable laws, regulations, or accounting principles. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on all Participants.
      5.4     Repurchase Option. To the extent consistent with the requirements of section 409A of the Code, the Committee may include in the terms of any Award Agreement, other than an Award Agreement with respect to Stock Appreciation Rights, that the Company shall have the option to repurchase Shares of any Participant acquired pursuant to the Award granted under the Plan upon a Participant’s Termination of Service. The terms of such repurchase right shall be set forth in the Award Agreement.
      5.5     Buy-Out Provision. To the extent consistent with the requirements of section 409A of the Code, the Committee may at any time offer on behalf of the Company to buy-out, for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participants at the time such offer is made; provided, however, to the extent Sections 13(e) and/or 14(e) of the 1934 Act and the rules and regulations thereunder are applicable to any such offer, the Company shall comply with the requirements of such sections.
      5.6     Restrictions on Share Transferability. The Committee may impose such restrictions on any Award of Shares or Shares acquired pursuant to the exercise of an Award as it may deem advisable or appropriate, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, and any blue sky or state securities laws.
      5.7     Minimum Vesting. Except for Awards with a value of less than $10,000 at the Grant Date, no more than 25% of an Award may be vested prior to the first anniversary of the Grant Date; provided, that an

Award may become fully vested prior to the first anniversary of the Grant Date in the event of a Termination of Service due to death, Disability or Retirement.
SECTION 6
STOCK OPTIONS
      6.1     Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as determined by the Committee. The Committee shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof. No more than 4,000,000 Shares may be issued as Incentive Stock Options under the Plan. The maximum aggregate number of Shares that may be granted in the form of Options in any one Fiscal Year to a Participant shall be 250,000.
      6.2     Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option and such other terms and conditions as the Committee shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.
      6.3     Exercise Price. Subject to the provisions of this Section 6.3, the Exercise Price for each Option shall be determined by the Committee and shall be provided in each Award Agreement.

6.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, in no case shall the Exercise Price be less than the par value of such Share.

6.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; or one hundred ten percent (110%) of the Fair Market Value of a Share if the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to section 424(d) of the Code) owns on the Grant Date stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries; provided, however, in no case shall the Exercise Price be less than the par value of such Share.

6.3.3 Substitute Options. Notwithstanding the provisions of Sections 6.3.1 and 6.3.2, in the event that the Company consummates a transaction described in section 424(a) of the Code, persons who become Participants on account of such transaction may be granted Options in substitution for options granted by such former employer or recipient of services. If such substitute Options are granted, the Committee, consistent with section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred (100%) of the Fair Market Value of the Shares on the Grant Date.
      6.4     Expiration of Options.

6.4.1 Expiration Dates. Except as provided in Section 6.7.3 regarding Incentive Stock Options, each Option shall terminate upon the earliest to occur of the following events:

(a) The date(s) for termination of the Option set forth in the Award Agreement;

(b) The date determined under Section 6.8 regarding Termination of Service; or

(c) The expiration of ten (10) years from the Grant Date.

6.4.2 Committee Discretion. Subject to the limits of Section 6.4.1, the Committee shall provide in each Award Agreement when each Option expires and becomes unexercisable.
      6.5     Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine. After an Option is granted, the Committee may accelerate or waive any condition constituting a substantial risk of forfeiture applicable to the Option. The Committee may not, after an Option is granted, extend the maximum term of the Option.
      6.6     Payment. Options shall be exercised by a Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
      Upon the exercise of an Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee may also permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee determines to provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.
      As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant, Share certificates (which may be in book entry form) representing such Shares. Until the issuance of the stock certificates, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares as to which the Option has been exercised. No adjustment will be made for a dividend or other rights for which a record date is established prior to the date the certificates are issued.
      6.7     Certain Additional Provisions for Incentive Stock Options.

6.7.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

6.7.2 Company and Subsidiaries Only. Incentive Stock Options may be granted only to Participants who are employees of the Company or a subsidiary corporation (within the meaning of section 424(f) of the Code) on the Grant Date.

6.7.3 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an employee who, together with persons whose stock ownership is attributed to the employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.
      6.8     Termination of Service.

6.8.1 Termination for Cause. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised after a Participant’s Termination of Service by the Company or a Subsidiary for Cause.

6.8.2 Termination Due To Death. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised more than one (1) year after a Participant’s Termination of Service due to death, but in no event after the expiration of the term of the Option.

6.8.3 Termination Due to Disability. Unless otherwise specifically provided in the Award Agreement, an Incentive Stock Option may not be exercised more than one year from the date of Termination of Service due to Disability, and a Nonqualified Stock Option may not be exercised more than 36 months from the date of Termination of Service due to Disability, but in no event after the expiration of the term of the Option.

6.8.4 Termination Due to Retirement. Unless otherwise specifically provided in the Award Agreement, an Incentive Stock Option may not be exercised more than three months after a Termination of Service due to Retirement, and a Nonqualified Stock Option may not be exercised more than 36 months from the date of Termination of Service due to Retirement, but in no event after the expiration of the term of the Option.

6.8.5 Other Voluntary Terminations. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised after the date of Termination of Service due to voluntary termination other than for Retirement.

6.8.6 Termination For Other Reasons. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised more than three months after a Participant’s Termination of Service for any reason other than described in Section 6.8.1 through 6.8.5, but in no event after the expiration of the term of the Option.

6.8.7 Leave of Absence. The Committee may make such provision as it deems appropriate with respect to Participants on a leave of absence.
      6.9     Restriction on Option Transfer. Except as otherwise determined by the Committee and set forth in the Award Agreement, no Option may be transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, except that the Committee may permit a transfer, upon the Participant’s death, to beneficiaries designated by the Participant as provided in Section 11.6.
      6.10     Repricing of Options. The Company may not reprice, replace or regrant an outstanding Option either in connection with the cancellation of such Option or by amending an Award Agreement to lower the exercise price of such Option.
SECTION 7
RESTRICTED STOCK AND RESTRICTED STOCK UNITS
      7.1     Grant of Restricted Stock/ Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. The Committee shall determine the number of Shares to be granted to each Participant. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant. No more than 50,000 shares of Restricted Stock and/or Restricted Stock Units may be granted to any one Participant in any one Fiscal Year.
      7.2     Restricted Stock Agreement. Each Award of Restricted Stock and/or Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock (or the number of Restricted Stock Units) granted, and such other terms and conditions as the Committee shall determine.
      7.3     Transferability. Except as otherwise determined by the Committee and set forth in the Award Agreement, Shares of Restricted Stock and/or Restricted Stock Units may not be sold, transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, until the end of the applicable Period of Restriction.
      7.4     Other Restrictions. The Committee may impose such other restrictions on Shares of Restricted Stock or Restricted Stock Units as it may deem advisable or appropriate in accordance with this Section 7.4.

7.4.1 General Restrictions. The Committee may set restrictions based upon (a) the achievement of specific Performance Goals, (b) other performance objectives (Company-wide, divisional or individual), (b) applicable Federal or state securities laws, (c) time-based restrictions, or (d) any other basis determined by the Committee.

7.4.2 Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock or Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its sole discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock or Restricted Stock Units to qualify as “performance-based compensation” under section 162(m) of the Code. In granting Restricted Stock or Restricted Stock Units that are intended to qualify under section 162(m) of the Code, the Committee shall follow any procedures determined by it in its sole discretion from time to time to be necessary, advisable or appropriate to ensure qualification of the Restricted Stock under section 162(m) of the Code.

7.4.3 Legend on Certificates. The Committee may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

“THE SALE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE COMMERCE BANCSHARES, INC. 2005 EQUITY INCENTIVE PLAN, AND IN A RESTRICTED STOCK AGREEMENT. A COPY OF THE PLAN AND SUCH RESTRICTED STOCK AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY.”

7.4.4 Retention of Certificates. To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and restrictions applicable to such Shares have been satisfied or lapse.
      7.5     Removal of Restrictions. With respect to Awards of Restricted Stock, the Committee may accelerate the time at which any restrictions shall lapse and remove any restrictions. With respect to Awards of Restricted Stock Units, the Committee may accelerate or waive any condition constituting a substantial risk of forfeiture applicable to the Restricted Stock Units. However, in no event may the restrictions on Shares granted to a Section 16 Person lapse until at least six months after the grant date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3). After the end of the Period of Restriction, the Participant shall be entitled to have any legend or legends under Section 7.4.3 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant, subject to any other restrictions on transfer which may apply to such Shares. Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine, as set forth in the Award Agreement.
      7.6     Voting Rights. Except as otherwise determined by the Committee and set forth in the Award Agreement, Participants holding Shares of Restricted Stock granted hereunder shall have voting rights during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
      7.7     Dividends and Other Distributions. Except as otherwise determined by the Committee and set forth in the Award Agreement, Participants holding Shares of Restricted Stock or Restricted Stock Units shall be entitled to receive all dividends and other distributions paid with respect to the underlying Shares or dividend equivalents during the Period of Restriction; provided, however, that with respect to Restricted Stock Units a date shall be set each year to pay dividend equivalents earned during the preceding 12 months. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.
      7.8     Return of Restricted Stock to Company. On the date set forth in the applicable Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and thereafter shall be available for grant under the Plan.
      7.9     Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under section 83(b) of the Code. If a Participant makes an election pursuant to section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Company.

SECTION 8
STOCK APPRECIATION RIGHTS
      8.1     Grant of Stock Appreciation Rights. Subject to the terms and provisions of the Plan, if Shares are traded on an established securities market, Stock Appreciation Rights may be granted to Participants at any time and from time to time as determined by the Committee. The Committee shall determine the number of Shares subject to each Stock Appreciation Right, provided that during any Fiscal Year, no Participant may be granted Stock Appreciation Rights covering more than 250,000 Shares.
      8.2     Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Stock Appreciation Right, the number of Shares to which the Stock Appreciation Right pertains, any conditions to exercise of the Stock Appreciation Right and such other terms and conditions as the Committee shall determine.
      8.3     Exercise Price. The Exercise Price for each Stock Appreciation Right shall be determined by the Committee and shall be provided in each Award Agreement; provided, however, the Exercise Price for each Stock Appreciation Right may not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.
      8.4     Expiration of Stock Appreciation Rights.

8.4.1 Expiration Dates. Each Stock Appreciation Right shall terminate upon the earliest to occur of the following events:

(a) The date(s) for termination of the Stock Appreciation Right set forth in the Award Agreement;

(b) The date determined under Section 8.7 regarding Termination of Service; or

(c) The expiration of ten (10) years from the Grant Date.

8.4.2 Committee Discretion. Subject to the limits of Section 8.4.1, the Committee shall provide in each Award Agreement when each Stock Appreciation Right expires and becomes unexercisable. The Committee may not, after an Stock Appreciation Right is granted, extend the maximum term of the Stock Appreciation Right.
      8.5     Exercisability of Stock Appreciation Rights. Stock Appreciation Rights granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine. After a Stock Appreciation Right is granted, the Committee may accelerate or waive any restrictions constituting a substantial risk of forfeiture on the exercisability of the Stock Appreciation Right.
      8.6     Payment of Stock Appreciation. Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

(b) The number of Shares with respect to which the Stock Appreciation Right is exercised.
Such payment shall be in Shares of equivalent value.
      8.7     Termination of Service

8.7.1 Termination for Cause. Unless otherwise specifically provided in the Award Agreement, a Stock Appreciation Right may not be exercised after a Participant’s Termination of Service by the Company or a Subsidiary for Cause.

8.7.2 Termination Due To Death, Disability, or Retirement. Unless otherwise specifically provided in the Award Agreement, a Stock Appreciation Right may not be exercised more than one (1) year after a Participant’s Termination of Service due to death or more than three (3) years after a Participant’s Termination of Service due to Disability or Retirement.

8.7.3 Other Voluntary Terminations. Unless otherwise specifically provided in the Award Agreement, a Stock Appreciation Right may not be exercised after a Participant’s voluntary Termination of Service for any reason other than Retirement.

8.7.4 Termination For Other Reasons. Unless otherwise specifically provided in the Award Agreement, an Stock Appreciation Right may not be exercised more than ninety (90) days after a Participant’s Termination of Service for any reason other than described in Section 8.7.1 through 8.7.3.
      8.8     Restriction on Transfer. No Stock Appreciation Right may be transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, except that the Committee may permit a transfer, upon the Participant’s death, to beneficiaries designated by the Participant as provided in Section 11.6.
      8.9     Voting Rights. Participants holding Stock Appreciation Rights granted hereunder shall have no voting rights.
SECTION 9
PERFORMANCE UNITS/PERFORMANCE SHARES
      9.1     Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant; provided, however, that during any Fiscal Year, (a) no Participant shall receive Performance Units having an initial value greater than $2,500,000, and (b) no Participant shall receive more than 50,000 Performance Shares.
      9.2     Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals or Performance Measures in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant.
      9.3     Performance Objectives and Other Terms. The Committee shall set performance objectives in its sole discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares, or both, that will be paid out to the Participants. The time period during which the performance objectives must be met shall be called the “Performance Period”. Performance Periods of Awards granted to Section 16 Persons shall, in all cases, exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3). Each Award of Performance Units or Performance Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

9.3.1 General Performance Objectives. The Committee may set performance objectives based upon (a) the achievement of Company-wide, divisional or individual goals, (b) applicable Federal or state securities laws, or (c) any other basis determined by the Committee in its discretion.

9.3.2 Section 162(m) Performance Objectives. For purposes of qualifying grants of Performance Units or Performance Shares as “performance-based compensation” under section 162(m) of the Code, the Committee, in its sole discretion, may determine that the performance objectives applicable to Performance Units or Performance Shares, as the case may be, shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Units or Performance Shares, as the case may be, to qualify as “performance-based compensation” under section 162(m) of the Code. In granting Performance Units or Performance Shares which are intended to qualify under section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate in its sole discretion to ensure qualification of the Performance Units or Performance Shares, as the case may be, under section 162(m) of the Code (e.g., in determining the Performance Goals).

      9.4     Earning of Performance Units/Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals or Performance Measures have been achieved.
      9.5     Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. Awards shall be paid no later than the last date permitted in order for the payment to be exempted from the definition of deferred compensation under section 409A of the Code.
      9.6     Dividends and Other Distributions. At the discretion of the Committee, Participants holding Performance Units/Shares may be entitled to receive dividend equivalents with respect to dividends declared with respect to the Shares. Such dividends may be subject to the accrual, forfeiture, or payout restrictions as determined by the Committee in its sole discretion.
      9.7     Termination of Employment/Service Relationship. In the event of a Participant’s Termination of Service, all Performance Units/Shares shall be forfeited by the Participant unless determined otherwise by the Committee, as set forth in the Participant’s Award Agreement. Any such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Performance Units/Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
      9.8     Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.
SECTION 10
STOCK-BASED AWARDS
      10.1     Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. The Committee shall have complete discretion in determining the amount of Stock-Based Awards granted to any Participant; provided, however, that during any Fiscal Year, no Participant shall receive Stock-Based Awards that are based on more than 50,000 Shares or on the initial value of 50,000 Shares.
      10.2     Performance Objectives and Other Terms. The Committee shall set performance objectives in its sole discretion which, depending on the extent to which they are met, will determine the number or value of Stock-Based Awards that will be paid out to the Participants. Performance Periods of Awards granted to Section 16 Persons shall, in all cases, exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3). Each Award of Stock-Based Awards shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

10.2.1 General Performance Objectives. The Committee may set performance objectives based upon (a) the achievement of Company-wide, divisional or individual goals, (b) applicable Federal or state securities laws, or (c) any other basis determined by the Committee in its discretion.

10.2.2 Section 162(m) Performance Objectives. For purposes of qualifying grants of Stock-Based Awards as “performance-based compensation” under section 162(m) of the Code, the Committee, in its sole discretion, may determine that the performance objectives applicable to Stock-Based Awards, as the case may be, shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Stock-Based Awards to qualify as “performance-based compensation” under section 162(m) of the Code. In granting Stock-Based Awards which are intended to qualify under section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate in its sole discretion to ensure qualification of the Stock-Based Awards under section 162(m) of the Code (e.g., in determining the Performance Goals).
      10.3     Earning of Stock-Based Awards. Subject to the terms of this Plan, the holder of Stock-Based Awards shall be entitled to receive payout on the number and value of Stock-Based Awards earned by the Participant, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
      10.4     Payment of Awards. Payment of earned Stock-Based Awards shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, shall pay earned Stock-Based Awards in Shares. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. Awards shall be paid no later than the last date permitted in order for the payment to be exempted from the definition of deferred compensation under section 409A of the Code.
      10.5     Termination of Employment/Service Relationship. In the event of a Participant’s Termination of Service, all Stock-Based Awards to the extent not vested shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant’s Award Agreement. Any such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
      10.6     Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Stock-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.
SECTION 11
MISCELLANEOUS
      11.1     Deferrals. To the extent consistent with the requirements of section 409A of the Code, the Committee may provide in an Award Agreement or another document that a Participant is permitted to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral election shall be subject to such rules and procedures as shall be determined by the Committee.
      11.2     No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or service at any time, with or without Cause. Employment with the Company or any Subsidiary is on an at-will basis only, unless otherwise provided by an applicable employment or service agreement between the Participant and the Company or any Subsidiary, as the case may be.
      11.3     Participation. No Participant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.
      11.4     Indemnification. Each person who is or shall have been a member of the Committee, or of the Committee, to the extent permitted under state law, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.
      11.5     Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.
      11.6     Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator, executor or the personal representative of the Participant’s estate.
      11.7     No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary thereof) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or the exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or his or her beneficiary).
      11.8     Investment Representation. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
      11.9     Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
      11.10     Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
SECTION 12
AMENDMENT, TERMINATION, AND DURATION
      12.1     Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason; provided, however, that if and to the extent required by law or to maintain the Plan’s compliance with the Code, the rules of any national securities exchange (if applicable), or any other applicable law, any such amendment shall be subject to stockholder approval; and further provided, that no amendment shall permit the repricing, replacing or regranting of an Option either in connection with the cancellation of such Option or by amending an Award Agreement to lower the exercise price of such Option. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.
      12.2     Duration of the Plan. The Plan shall become effective in accordance with Section 1.1, and subject to Section 12.1 shall remain in effect until the tenth anniversary of the effective date of the Plan.
SECTION 13
TAX WITHHOLDING
      13.1     Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), the Company shall have the power and the right to deduct or withhold from any amounts due to the Participant from the Company, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or the exercise thereof).
      13.2     Withholding Arrangements. The Committee, pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.
SECTION 14
CHANGE IN CONTROL
      14.1     Change in Control. Except with respect to Restricted Stock Unit Awards or any other Award that constitutes “deferred compensation” within the meaning of section 409A of the Code, an Award Agreement may provide or be amended by the Committee to provide that Awards granted under the Plan that are outstanding and not then exercisable or are subject to restrictions at the time of a Change in Control shall become immediately exercisable, and all restrictions shall be removed, as of such Change in Control, and shall remain as such for the remaining life of the Award as provided herein and within the provisions of the related Award Agreements or that Awards may terminate upon a Change in Control. For purposes of the Plan, a Change in Control means any of the following:

(a) any Person is or becomes the “beneficial owner” (within the meaning of Rule 13d-3 promulgated under Section 13 of the Securities Exchange Act of 1934 (the “Exchange Act”)), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding securities; or

(b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on January 28, 2005, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on January 28, 2005 or whose appointment, election or nomination for election was previously so approved; or

(c) there is consummated a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 80% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries other than in connection with the acquisition by the Company or its subsidiaries of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding securities; or

(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes of the above definition of Change in Control, “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
      14.2     Other Awards. An Award Agreement with respect to a Restricted Stock Unit Award or any other Award that constitutes “deferred compensation” within the meaning of section 409A of the Code may provide that the Award shall vest upon a “change in control” as defined in section 409A of the Code.
SECTION 15
LEGAL CONSTRUCTION
      15.1     Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
      15.2     Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
      15.3     Requirements of Law. The grant of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required from time to time.
      15.4     Securities Law Compliance. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to comply with any applicable federal or state securities law, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Committee.
      15.5     Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Missouri.

      15.6     Captions. Captions are provided herein for convenience of reference only, and shall not serve as a basis for interpretation or construction of the Plan.

Commerce Bancshares, Inc.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

To our Shareholders:

Commerce Bancshares, Inc. encourages you to vote your shares electronically this year either by telephone or via the Internet. This will eliminate the need to return your proxy card. The EquiServe Vote by Telephone and Vote by Internet systems can be accessed 24-hours a day, seven days a week until the day prior to the meeting.

Additionally, you may choose to receive future Annual Meeting materials (annual report, proxy statement and proxy card) on-line. By choosing to receive materials on-line, you help support Commerce Bancshares, Inc. in its efforts to control printing and postage costs.

If you choose the option of electronic delivery and voting on-line, you will receive an e-mail before all future annual or/special meetings of shareholders, notifying you of the website containing the Proxy Statement and other materials to be carefully reviewed before casting your vote. To enroll to receive future proxy materials on-line, please go to www.econsent.com/cbsh.

Your vote is important. Please vote immediately.

Vote-by-Internet 1. Log on to the Internet and go to http://www.eproxyvote.com/cbsh

OR

Vote-by-Telephone 1. Using a touch-tone phone call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.	1573

The Board of Directors Recommends a Vote FOR all Nominees and FOR Items 2 and 3.

1.	Election of Directors

								FOR	AGAINST	ABSTAIN
					Nominees: Class of 2008 (1) John R. Capps (2) W. Thomas Grant, II	2.	Approve the adoption of the 2005 Equity Incentive Plan	☐	☐	☐
	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES	(3) James B. Hebenstreit (4) David W. Kemper	3.	Ratify KPMG LLP as audit and accounting firm	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐	For all nominees except as written above
						Mark box at right if you plan to attend the Annual Meeting. (Marking this box does not affect your vote on this proxy.)				☐
						Mark box at right if an address change or comment has been noted on the reverse side of this card.				☐
						Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

Signature:	Date:	Signature:	Date:

IMPORTANT: PLEASE VOTE BY SIGNING YOUR PROXY AND RETURNING IT IN THE
ENVELOPE PROVIDED OR TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING
AS DESCRIBED ON THE REVERSE SIDE.

ANY SHAREHOLDER WHO IS RECEIVING MULTIPLE COPIES OF THE ANNUAL
REPORT AND ANY OTHER MAILINGS FROM COMMERCE BANCSHARES, INC. ARE
ENCOURAGED TO CALL EQUISERVE TRUST COMPANY NA, OUR TRANSFER AGENT, AT
1-800-317-4445 FOR ASSISTANCE IN CONSOLIDATING COMMON OWNERSHIP
POSITIONS. REDUCING MAILINGS WILL IMPROVE THE COMPANY’S OPERATING
EFFICIENCIES. HEARING IMPAIRED#: TDD: 1-800-952-9245.

DETACH HERE

COMMERCE BANCSHARES, INC.

Proxy Solicited on Behalf of the Board of Directors

P
R
O
X
Y

The undersigned hereby appoints Jonathan M. Kemper and David W. Kemper, or either of them, as agents and proxies with full power of substitution in each, to represent the undersigned at the annual meeting of shareholders to be held on April 20, 2005, or any adjournment or postponement thereof, on all matters coming before the meeting. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and all other matters incident to the conduct of the meeting.

You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Your shares cannot be voted unless you sign and return this card or you elect to vote your shares electronically by telephone or via the Internet.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

If you have written in the above space, please mark the corresponding box on the reverse side of this card.